INVESTKentucky Churchill Downs, Louisville, KY John E. Peck, President & Chief Executive Officer Billy C. Duvall, Senior Vice President & Chief Financial Officer June 9, 2011 1 Exhibit 99.1

Certain statements contained herein are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements.
Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality and competition affecting the Company’s business; the risk of natural disasters and future catastrophic events including terrorist related incidents; and
other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31,
2010 and in subsequent reports filed on Form 10-Q and Form 8-K.
We can give no assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition.  We disclaim any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise, except as required by law.

Cautionary and Forward Looking Statements

CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
ERIN OFFICE
KINGSTON SPRINGS OFFICE
Bowling Green
Nashville
Fort Campbell
KENTUCKY

HOPFED BANCORP, INC.

Headquarters:
Hopkinsville, Kentucky
18 branches: 11 in Kentucky; 7
in Tennessee
Total Assets:
$1.07 billion
Common
Stockholders’ Equity:
$108.3 million
Total Loans:
$594.7 million
Total Deposits:
$833.9 million
Source: SNL Financial LC and Company reports
Financials as of March 31, 2011
Company Profile

Experienced Management
Our management team has over 125 years of combined industry
experience and strong ties to the Western Kentucky and Middle
Tennessee markets
Years with Industry
Name Position HFBC Experience Previous experience
John Peck President & CEO 11 30 President and CEO of United Commonwealth Bank
President of Firstar Bank-Calloway County
Mike Woolfolk Chief Operating Officer 11 39 President of Firstar Bank-Marshall County
Senior Vice President of Operations of Citizens Bank
Billy Duvall Chief Financial Officer 10 21 Auditor with Rayburn, Betts & Bates, P.C.
Examiner with National Credit Union Administration
Michael Stalls SVP & Chief Credit Officer 8 37 Senior Lending Officer at Regions Bank (Southern TN)

Business Strategy
Focus on relationship banking
We operate our franchise in a manner that provides local decision making in our retail offices
We have a local market president and a local market advisory board within our larger markets
Focus on our existing market footprint
Our markets are ideal for a community bank as they provide both stability and growth
Ft. Campbell military base, located within our markets, is a major source of stability
Considerable population growth is projected for both the Clarksville and Nashville MSAs
Take advantage of our unique position as a middle market player
Our primary competitors are either large regional banks or smaller community banks
We are small enough to present ourselves to our customers as a locally-based community bank, yet large enough to attract businesses that require a larger capital base to service their needs
Continue to reposition our balance sheet
In the last ten years we have transformed our Bank from a traditional mutual savings bank into a highly diversified financial institution
We believe that the continued diversification of our loan portfolio and improved deposit mix will result in improved operating results
We distinguish our self from our competition by offering comprehensive banking services to businesses and individuals in our markets with personalized service

Summary Rationale
Pricing date: June 16, 2010
Gross proceeds: $32.4 million (including
overallotment)
Price per share: $9.00
Shares issued: 3,583,334
Shares issued / total shares: 49.9%
Price/ pro forma tang. book value: 69.0%
2%  Stock Dividend September 30,  2010
Further strengthens our balance sheet and
regulatory capital ratios
Supports ongoing and future growth
Eventual redemption of our TARP preferred
capital
Current Pricing Multiples
Stock Price (as of 6/05/11): $9.37
TBV ($12.17): 68.6%
Source: SNL Financial LC and Company reports

2010 Common Stock Offering

Balance Sheet Strength
Consolidated Capital Ratios Asset Quality as of March 31, 2011
Tier 1 Capital Ratio
(1)
: 10.94%
RBC Ratio
(1)
: 19.27%
TCE / TA: 8.47%
Non-accrual loans / Loans: 1.02%
Performing TDRs / Loans:        1.38%
NPAs / Total assets:
Including TDRs: 2.17%
Excluding TDRs: 1.41%
LLR / Non-accrual loans: 229%
LLR / Total loans: 2.35%
(1) Includes $18..4 million in TARP preferred equity

Market Areas – Clarksville/Hopkinsville
8 Offices in 4 counties
Clarksville, TN is ninth fastest
growing city in United States
Entire market area home to Ft.
Campbell Army Base with 22,000
active personnel – largest employer
in TN and KY
“Green Energy Corridor” – future
home of Hemlock Semiconductor
Diverse agricultural production –
corn, wheat, soybeans, cattle and
tobacco
Strong retail and service industries
Home to Austin Peay State
University with 10,000+ students
Recognized for growth potential,
talented labor pool and affordable
living
Clarksville/Hopkinsville MSA Market Share
(1)
(1) Source: FDIC Summary of Deposit data as of June 30, 2010
Institution Name
Number Deposits
Market
Market Of In Share
Rank State Offices Market Percent
1 PLANTERS BANK INC KY 8 422,909 13.13%
2 F&M BANK TN 9 410,122 12.74%
3 HERITAGE BANK KY 7 364,325 11.32%
4 REGIONS BANK AL 7 343,073 10.66%
5 BRANCH BANKING&TRUST CO NC 6 257,748 8.01%
6 LEGENDS BANK TN 6 249,970 7.76%
7 U S BANK NATIONAL ASSN MN 12 245,376 7.62%
8 FIRST FEDERAL SAVINGS BANK TN 5 218,468 6.79%
9 BANK OF AMERICA NA NC 6 203,812 6.33%
10 GREENBANK TN 5 122,550 3.81%
11 CUMBERLAND BANK&TRUST TN 5 120,076 3.73%
12 UNITED SOUTHERN BANK KY 4 117,757 3.66%
13 BANK OF CADIZ&TRUST CO KY 4 72,992 2.27%
14 INTEGRA BANK NATIONAL ASSN IN 2 69,995 2.17%
15 FORT SILL NATIONAL BANK OK 1 645 0.02%
TOTALS
87 3,219,818 100.00%

Market Areas – Western Kentucky
6 Offices in 3 counties
Significant agricultural base
with prominent wheat, corn
and soybean production
Light manufacturing
Tourism focused on
Kentucky Lake and Land
Between the Lakes
Home to Murray State with
10,000+ students
Market Share
Fulton, Marshall and Calloway Counties
(1)
(1) Source:  FDIC Summary of Deposit data as of June 30, 2010
Market Number of In Market Market
Ranking Institution Name State Offices Deposits Share
1 CFSB KY 6 361,920 23.47%
2 HERITAGE BANK KY 6 359,921 23.34%
3 BB&T NC 4 207,650 13.46%
4 REGIONS BANK KY 5 189,480 12.29%
5 MURRAY BANK KY 2 177,834 11.53%
6 U.S. BANK N/A OH 3 108,332 7.02%
7 CITIZENS BANK KY 2 77,530 5.03%
8 REELFOOT BANK KY 1 32,938 2.14%
9 FIRST KENTUCKY BANK KY 2 16,772 1.09%
10 FNB BANK KY 1 7,757 0.50%
11 BANK OF CADIZ KY 1 1,475 0.10%
12 WOODFOREST BANK TX 1 545 0.04%
GRAND TOTAL 34 1,542,154 100.00%

Market Areas – Middle Tennessee
3 Offices in Cheatham County
and 1 in Houston County
Cheatham County is in
Nashville MSA and currently
serves as a Nashville bedroom
community
Light manufacturing
Management values good
deposit mix, long term growth
prospects and proximity to
Nashville
Nashville MSA Market Share
(1)
(1) Source: FDIC Summary of Deposit data as of June 30, 2010
Number Deposits
Market Offices in Market
Rank Institution Name State In Market Market Share
1 REGIONS BANK AL 66 6,610,975 17.79%
2 BANK OF AMERICA NA NC 38 5,940,444 15.98%
3 SUNTRUST BANK GA 56 4,332,099 11.66%
4 PINNACLE NATIONAL BANK TN 30 3,557,595 9.57%
5 FIRST TENNESSEE BANK NA TN 48 1,975,700 5.32%
6 FIFTH THIRD BANK OH 30 1,466,635 3.95%
7 WILSON BANK&TRUST TN 20 1,248,176 3.36%
8 TENNESSEE COMMERCE BANK TN 1 1,244,551 3.35%
9 U S BANK NATIONAL ASSN OH 52 1,066,240 2.87%
10 WELLS FARGO BANK NA SD 12 833,982 2.24%
48 HERITAGE BANK KY 3 61,537 0.17%
60 Grand Total 564 37,169,372 100.00%

Over the last 10 years, we have transformed our franchise from traditional mutual to a vibrant community bank
Dec. 2000 Dec. 2008 Mar.2011
(Dollars in Thousands)
Non-interest bearing 3,828 2.3% 57,134 8.0% $72,503 8.7%
Interest bearing
checking 9,527 5.7% 89,549 12.6% 135,785 16.3%
Total checking 13,355 8.0% 146,683 20.6% 208,288 25.0%
MMDA & Savings 34,371 20.8% 58,374 8.2% 67,012 8.0%
Time Deposits
Retail < 100K 103,446 62.5% 289,063 40.5% 349,269 41.9%
Retail > 100K 14,432 8.7% 218,885 30.7% 121,962 14.6%
Brokered --- --- --- --- 87,372 10.5%
Total time deposits 117,878 71.2% 507,948 71.2% 558,603 67.0%
Total deposits 165,604 100.0% 713,005 100.0% $833,903 100.0%
Franchise Transformation - Funding

9% CAGR
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$569
$599
$713
$794
$827
$834
2006
2007
2008
2009
2010
1st QTR '11

Deposit Portfolio
Total Deposit Growth ($M)
Marketing campaign focused
on increasing our market share
of checking accounts that
began in 2008 has netted 4,000
new noninterest bearing
checking accounts in each of
the last three years
Our base of core deposits has
been a driver of our net interest
margin and profitability
throughout our recent history
Company is reducing
outstanding balances of
brokered deposits and FHLB
borrowings.
Source: SNL Financial LC and company reports

Brokered
10%
Non-interest
bearing
9%
Retail > 100K
15%
Interest bearing
16%
MMDA &
Savings
8%
Retail < 100K
42%

HOPFEDBANCORP, INC.

Deposits at March 31, 2011 Cost of Deposits 1 st Qtr. 2010 Overall Cost of Deposits: 2.27% 1 st Qtr. 2011 Overall Cost of Deposits: 1.86% 13

Dec.2000 Dec.2008 Mar.2011
(Dollars in Thousands)
Loans:
1-4 family $93,147 71.1% $223,598 35.3% $227,137
38.2%
Multi-family 2,841 2.2% 36,857 5.8% 28,664
4.8%
Non-residential real estate 21,695 16.6% 162,980 25.7% 191,673
32.3%
Construction & Development 5,729 4.4% 122,500 19.3% 79,578
13.4%
Commercial 946 0.7% 64,595 10.2% 50,076
8.4%
Franchise Transformation - Lending

15 Loans at March 31, 2011 Total Loans: $594.3 million Weighted Average Yield: 5.73% 1 - 4 family 38% 5% Constr. 3% Land 10% CRE 32% Consumer 3% C&I 9% Multi-family

Loan Concentrations / Risk Based Capital
(Dollars in Thousands)
Outstanding % of Total % of Risk
Balance Loans Based Capital
Consumer $17,218 2.9% 13.8%
RE  -  1 - 4 family 227,137               38.3% 182.0%
Multi-family 28,664                 4.8% 23.0%
CRE (investor) 28,402                 4.8% 22.8%
CRE (owner occupied) 163,271               27.5% 130.8%
Construction 20,164                 3.4% 16.2%
Land & land development 59,414                 10.0% 47.6%
C&I 50,076 8.4% 40.1%
Total $594,346 100.0% 518.4%
Consolidated Risk Based Capital $124,816

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.74%
0.29%
0.58%
1.44%
0.65%
2007
2008
2009
2010
1Q 2011

HOPFEDBANCORP, INC.

Loans Past Due 30 - 89 Days 17

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.42%
0.10%
2.97%
1.16%
5.44%
1.72%
4.86%
0.82%
4.71%
1.02%
2007
2008
2009
2010
1Q 2011
FDIC Insured Banks
HopFed

HOPFEDBANCORP, INC.

Non-Performing Loans / Total Loans 18

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.95%
0.12%
1.91%
0.84%
3.36%
1.28%
3.11%
1.37%
2.95%
1.41%
2007
2008
2009
2010
1Q 2011
FDIC Insured
HopFed

HOPFEDBANCORP, INC.

Non-Performing Assets/ Total Assets 19

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.83%
0.97%
1.36%
1.61%
2.35%
2007
2008
2009
2010
1st Q 2011

HOPFEDBANCORP, INC.

Allowance / Total Loans 20

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.89%
3.81%
3.06%
3.80%
2.97%
3.78%
3.28%
3.88%
2.94%
4.24%
2007
2008
2009
2010
1st QTR 2011
HopFed
FDIC Banks

HOPFEDBANCORP, INC.

Net Interest Margin 21

(1) Excludes goodwill impairment and foreclosed property expense.
(2) KY Banks & Thrifts include all banks and thrifts headquartered in Kentucky that are listed on a major stock exchange.
0.69%
0.56%
0.53%
0.55%
0.74%
0.09%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
2005 2006 2007 2008 2009 YTD
61.95%
70.66%
73.30%
69.84%
66.88%
62.58%
40.00%
50.00%
60.00%
70.00%
80.00%
2005 2006 2007 2008 2009 YTD
2.61%
2.71%
2.89%
3.06%
2.97%
3.28%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2005 2006 2007 2008 2009 YTD
9.24% 8.33%
7.65%
7.84%
8.08%
1.18%
0.00%
2.50%
5.00%
7.50%
10.00%
12.50%
15.00%
2005 2006 2007 2008 2009 YTD
Return on Average Equity
Net Interest Margin Efficiency Ratio
(1)
Return on Average Assets
HopFed Bancorp, Inc.
KY Banks & Thrifts (2)
Source: SNL Financial LC and company reports

Historical Performance

Why Invest in HopFed Bancorp, Inc.
History of strong financial performance
We have remained profitable during the recent economic downturn and believe that we are positioned to take advantage of future growth opportunities
Strong Asset Quality
Our asset quality metrics have remained superior to our peers
Experienced Management Team
We have an experienced and energetic management team with strong relationships in our market areas
Disciplined approach to internal and external growth
We are confident in our ability to successfully integrate future branch or whole bank acquisitions as well as grow through de novo branches
Attractive Entry Point
Opportunity to invest in a high quality franchise with a proven track record and at a significant discount to tangible book value and peer trading multiples
We believe there will be exceptional opportunities for responsible strategic growth in our market areas

Appendix: Company History
1879: The Bank was founded under the name Hopkinsville Building and Loan Association
1940: The Bank converted to a savings association and began insuring deposits
1983: The Bank became a federal mutual savings bank
1997: HopFed Bancorp, Inc. was incorporated under the laws of Delaware
1998: The Bank converted from a federal mutual savings bank to a federal stock savings bank and the Company became listed on the NASDAQ
2000: John E. Peck named President and Chief Executive Officer
2002: Bank changed name from Hopkinsville Federal Savings Bank to Heritage Bank
2002: Acquired two branch offices in Fulton, Kentucky from Old National Bancorp
2006: Acquired four branch offices in Middle Tennessee from AmSouth Bancorp
2006: Opened first of three branch offices in Clarksville, Tennessee
2008: Issued $18.4 million of Series A Preferred Stock under CPP to the Treasury
June 2010: Completed sale of 3,583,334 shares of common stock
We are a Kentucky-based unitary savings and loan holding company. Our wholly-owned savings bank subsidiary is Heritage Bank.

John E. Peck Billy C. Duvall President & Chief Executive Officer SVP & Chief Financial Officer (270) 887-8401 (270) 887-8404 john.peck@bankwithheritage.com billy.duvall@bankwithheritage.com 25